Exhibit 10.22

WATERFRONT PROPERTY MANAGEMENT, L.L.C.

COMMERCIAL LEASE ADDENDUM II

June 4, 2013

This agreement is to extend the term of the original Lease dated April 1, 201 1 entered into by WATERFRONT PROPERTY MANAGEMENT L.L.C., LESSOR and
                                   WEST MOUNTAIN ADVISOR, INC hereinafter referred to as LESSEE or TENANT

With this ADDENDUM a one-year option shall be executed, this will leave no other options on the original lease dated April 1, 2011.  The one-year option shall run April 1, 2013 through March 31, 2014.  Rent for this term shall $2000.00 per month.

There are no other changes to said lease at this time.  All other terms and conditions of the lease dated April 1, 2011 shall remain unchanged.

The undersigned Lessee hereby agrees to the above addendum terms.

                                  Date: June 5, 2013

                                By: /s/ Jenny Hixon
                                Jenny Hixon
                                Lessor

                                By: /s/ Greg Schifrin
                                Greg Schifrin
                                Lessee